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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of
      Report (Date of earliest event reported) November 13, 1998
                                                  -----------------

                    NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                        1-13793                   06-1504091
      --------                        -------                   ----------
(State or other Jurisdiction of      (Commission               (IRS Employer
incorporation or organization)       File Number)            Identification No.)

               12 E. Broad Street, Hazleton, Pennsylvania 18201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (717) 459-3700
                                 --------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
        (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         ------------

         On November 13, 1998, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release which announced that it had received regulatory clearance to repurchase up to 5% of the Company's outstanding shares.

         A press release announcing the stock repurchase is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated November 13, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 24, 1998                  By: /s/ E. Lee Beard
                                           -------------------------------------
                                           E. Lee Beard
                                           President and Chief Executive Officer



Dated:  November 24, 1998                  By: /s/ Patrick J. Owens, Jr.
                                           -------------------------------------
                                           Patrick J. Owens, Jr.
                                           Senior Vice President and
                                            Chief Financial Officer








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